UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 9, 2021 (February 8, 2021)

KemPharm, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36913	20-5894398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Celebration Boulevard, Suite 103, Celebration, FL		34747
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (321) 939-3416

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KMPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.02          Termination of a Material Definitive Agreement.

On February 8, 2021, KemPharm, Inc. (the “Company”) entered into a payoff letter with Deerfield Private Design Fund III, L.P., Deerfield Special Situations Fund, L.P., Deerfield Street Capital Master Fund, L.P., Delaware Street Capital Master Fund, L.P. and M. Kingdon Offshore Master Fund, L.P. (collectively, the “Lenders”), pursuant to which the Company agreed to pay off and thereby terminate its Facility Agreement, dated as of June 2, 2014, as amended, with the Lenders (the “Credit Agreement”).

Pursuant to the payoff letter, the Company paid a total of $8.0 million to the Lenders, representing the principal balance, accrued interest outstanding and a prepayment fee in repayment of the Company’s outstanding obligations under the Credit Agreement.

Pursuant to the payoff letter, all outstanding indebtedness and obligations of the Company owing to the Lenders under the Credit Agreement have been paid in full. The Credit Agreement and the notes thereunder, as well as the security interests in the assets of the Company securing the Credit Agreement and note obligations, have been terminated. The Lenders will retain the warrants previously issued to them by the Company.

A full description of the Credit Agreement, as amended, is contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, as filed with the U.S. Securities and Exchange Commission on October 29, 2020, and such description is incorporated herein by reference.

The description of the payoff letter contained herein does not purport to be complete and is qualified in its entirety by reference to the payoff letter, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Payoff letter, dated as of February 8, 2021, by and among the Company and the lenders named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KemPharm, Inc.

Date: February 9, 2021	By:	/s/ R. LaDuane Clifton
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer